UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 17, 2015

TIME WARNER INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-15062	13-4099534
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

One Time Warner Center, New York, New York 10019

(Address of Principal Executive Offices) (Zip Code)

212-484-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Time Warner Inc. (the “Company”) is filing this Current Report on Form 8-K to file the opinions of Cravath, Swaine & Moore LLP and Louise S. Sams, Esq., Executive Vice President, General Counsel and Secretary of Turner Broadcasting System, Inc., in connection with the Company’s (i) Registration Statement on Form S-3 (File No. 333-186798) filed with the Securities and Exchange Commission (the “SEC”) on February 22, 2013 and (ii) prospectus supplement dated November 17, 2015 filed with the SEC on November 18, 2015. The prospectus supplement relates to a registered public offering of $600,000,000 aggregate principal amount of the Company’s 3.875% Notes due 2026 and $300,000,000 aggregate principal amount of the Company’s 4.85% Debentures due 2045 and forms a part of the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description
5.1	Opinion of Cravath, Swaine & Moore LLP
5.2	Opinion of Louise S. Sams, Esq., Executive Vice President, General Counsel and Secretary of Turner Broadcasting System, Inc.
23.1	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 5.1)
23.2	Consent of Louise S. Sams, Esq., Executive Vice President, General Counsel and Secretary of Turner Broadcasting System, Inc. (included in Exhibit 5.2)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME WARNER INC.

By:	/s/ Douglas E. Horne
	Name:	Douglas E. Horne
	Title:	Senior Vice President & Controller

Date: November 19, 2015

EXHIBIT INDEX

Exhibit	Description
5.1	Opinion of Cravath, Swaine & Moore LLP
5.2	Opinion of Louise S. Sams, Esq., Executive Vice President, General Counsel and Secretary of Turner Broadcasting System, Inc.
23.1	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 5.1)
23.2	Consent of Louise S. Sams, Esq., Executive Vice President, General Counsel and Secretary of Turner Broadcasting System, Inc. (included in Exhibit 5.2)